SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

     ------------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 4, 2002
                             (December 3, 2002)

                      SYNCOR INTERNATIONAL CORPORATION
      ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Delaware                            0-8640                        85-0229124
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(State or Other             (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

            6464 Canoga Avenue, Woodland Hills, California 91367
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            (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, including area code: (818)737-4000

                                    N/A
 -------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On December 3, 2002, the registrant entered into Amendment No. 2 to the Agreement and Plan of Merger with Cardinal Health, Inc. and Mudhen Merger Corp. A copy of such amendment is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         On December 3, 2002, the regisrant entered into a letter agreement with Mr. Monty Fu. A copy of such agreement is filed herewith as Exhibit
10.1 and is incorporated herein by reference.

         The text of a press release issued on December 4, 2002 by Syncor International Corporation and Cardinal Health, Inc. (collectively, the "Companies") is attached as Exhibit 99.1 hereto and is incorporated by reference herein. Syncor obtained the consent of Cardinal Health prior to entering into separate agreements with the U.S. Department of Justice and the staff of the U.S. Securities and Exchange Commission related to the previously disclosed improper payments made by Syncor subsidiaries in certain foreign countries.

         The text of a press release issued on December 4, 2002 by Syncor International Corporation ("Syncor") is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

         2.1 Amendment No.2 to the Agreement and Plan of Merger, dated as of December 3, 2002, by and among Cardinal Health, Inc., Mudhen Merger Corp. and Syncor International Corporation.

         10.1 Letter Agreement, dated as of December 3, 2002, by and among Syncor International Corporation and Mr. Monty Fu.

         99.1     Press Release issued by the Companies, dated December 4,
                  2002.

         99.2     Press Release issued by Syncor, dated December 4, 2002.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYNCOR INTERNATIONAL CORPORATION


                                         By:    /s/ Robert G. Funari
                                               ---------------------------------
                                         Name:   Robert G. Funari
                                         Title:  President and
                                                 Chief Executive Officer

Dated:  December 4, 2002

                                                                     Exhibit 2.1

                 AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER


         AMENDMENT NO. 2, dated as of December 3, 2002 (this "Amendment No. 2"), to the Agreement and Plan of Merger, dated as of June 14, 2002 (as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 22, 2002 ("Merger Agreement Amendment No. 1"), the "Merger Agreement") by and among Cardinal Health, Inc., an Ohio corporation ("Cardinal"), Mudhen Merger Corp., a Delaware corporation and a wholly owned subsidiary of Cardinal ("Subcorp"), and Syncor International Corporation, a Delaware corporation ("Syncor," and, together with Cardinal and Subcorp, the "Parties"). Capitalized terms not otherwise defined herein have the respective meanings set forth in the Merger Agreement.

                             W I T N E S S E T H :

         WHEREAS, the Parties desire to exercise their right pursuant to
Section 7.3 of the Merger Agreement to amend the Merger Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:


1. Amendment to Preliminary Statement C. Preliminary Statement C of the Merger Agreement is hereby amended to change the reference to "Section 368(a)(1)(B)" in such Section to "Section 368(a)".

2. Amendment to Sections 2.2(a). Section 2.2(a) of the Merger Agreement is hereby amended to change the reference to "0.52" in such Section to "0.47", it being understood that all references to the term "Exchange Ratio" in the Merger Agreement shall refer to "0.47", as provided by this Amendment No. 2.

3. Amendment to Section 4.24. Section 4.24 of the Merger Agreement is hereby amended and supplemented to include the following sentence at the end:

         As of December 3, 2002, the Board of Directors of Syncor has received the oral opinion, to be confirmed in writing, of Salomon Smith Barney, Syncor's financial advisor, to the effect that, as of December 3, 2002, the Exchange Ratio is fair to the holders of Syncor Common Stock from a financial point of view. Syncor will provide a written copy of such opinion to Cardinal solely for informational purposes promptly after receipt by Syncor of such opinion, and, on December 3, 2002, such opinion has not been withdrawn or revoked or otherwise modified in any material respect.

4. Amendment to Section 4.25. (a) Section 4.25 of the Merger Agreement is hereby amended by replacing the first sentence of such Section set forth in the Merger Agreement with the following:

         The Board of Directors of Syncor, at a meeting duly called and held, has, by unanimous vote of those directors present (who constituted all of the directors then in office other than Monty Fu), (a) determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and fair to and in the best interests of the Syncor Stockholders, and (b) resolved, as of December 3, 2002, to recommend that the Syncor Stockholders approve this Agreement (the "Syncor Board Recommendation").

         (b) It is expressly agreed that the actions of the Board of Directors of Syncor described in Section 4(a) of this Amendment No. 2 shall not constitute a "Change in Recommendation" for purposes of the Merger Agreement.

5. Amendment to Section 5.3(f). Section 5.3(f) of the Merger Agreement is hereby amended and supplemented to include the following sentence at the end:

         Syncor acknowledges that Cardinal intends to continue its due diligence efforts until the Closing Date and Syncor agrees that it will provide its full cooperation in order to give Cardinal a level of access consistent with that provided during the investigation related to the Syncor Disclosure Matter (defined below) and with the preceding four sentences of Section 5.3(f) so that Cardinal may complete as much of its due diligence as reasonably possible prior to the Syncor Stockholder Meeting, it being agreed that the level of access provided prior to December 3, 2002 during the investigation related to the Syncor Disclosure Matter has been consistent with the preceding four sentences of Section 5.3(f) and that level of access accorded by Syncor during the investigation related to the Syncor Disclosure Matter shall be the level of access to be provided in connection with Cardinal's continued due diligence efforts.

6. Amendment to Section 6.3. Section 6.3 of the Merger Agreement is hereby amended by adding a new subsection (e) to read as follows:

         (e) a guilty plea (the "Plea") shall have been entered into by Syncor Taiwan, Inc. pursuant to the agreement (the "Agreement"), dated December 3, 2002, between counsel for Syncor and the United States Department of Justice (the "DOJ") and the plea agreement, dated December 3, 2002 (together with the Agreement, the "DOJ Agreement"), between Syncor Taiwan, Inc. and the DOJ, and the DOJ Agreement shall have remained in effect without modification to the terms thereof; except any such modification that would not (i) be materially adverse to Cardinal or (ii) have a Material Adverse Effect on Syncor;

7. Amendment to Section 6.3(b). Section 6.3(b) is hereby amended and supplemented to include the following clause at the end:

         ; it being agreed that any failure to so perform or comply with (x)
         Section 5.3(c) of the Merger Agreement prior to December 3, 2002 or
         (y) after December 3, 2002, to the extent permitted pursuant to Annex I to Amendment No. 2, in each case, as a result of the Syncor Disclosure Matter, shall not be included in determining whether the condition set forth in this Section 6.3(b) has been satisfied.

8. Amendment to Section 7.1(c). Section 7.1(c) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

         by either Cardinal or Syncor if the Merger shall not have been consummated before the date that is the earlier of (x) the date that is 23 business days (within the meaning of Rule 14d-1(g)(3) of the Securities Exchange Act of 1934) following the date that the Commission declares the final post-effective amendment to the Registration Statement effective and (y) March 21, 2003; provided, further, that the right to terminate this Agreement under this
         Section 7.1(c) shall not be available to any party to this Agreement whose failure or whose affiliate's failure to perform any material covenant or obligation under this Agreement (a "Material Failure") has been the primary cause of or resulted in the failure of the Merger to occur on or before such date, it being agreed that any failure to perform or comply with (i) Section 5.3(c) of the Merger Agreement prior to December 3, 2002, or (ii) after December 3, 2002, to the extent permitted by Annex I to Amendment No. 2, in each case, as a result of the Syncor Disclosure Matter, shall not be deemed a Material Failure;

9. Amendment to Sections 7.1(f) and 7.1(g). Sections 7.1(f) and 7.1(g) of the Merger Agreement are hereby amended to change the references to "January 15, 2003" in such Sections to "March 21, 2003".

10. Amendment to Section 8.2(b). Section 8.2(b) of the Merger Agreement is hereby amended to change the reference in such Section to "Monty Fu Chairman" to "Robert G. Funari President and Chief Executive Officer".

11.      Amendment to Sections 8.3.

    (a) The fourth sentence of Section 8.3 of the Merger Agreement is hereby amended and restated in its entirety to read as follows:

         A "Material Adverse Effect" with respect to any party to this Agreement shall be deemed to occur if there shall have been a material adverse effect on the business, financial condition or results of operations of such party to this Agreement and its subsidiaries, taken as a whole, except to the extent that such adverse effect results from (a) changes (i) in prevailing interest rates in the United States or financial market conditions in the United States, (ii) in general economic conditions in the United States or (iii) in GAAP; (b) any developments, changes or consequences relating to or that could arise from the actual or prospective renewal of (or failure to renew) the BMS Contract, any new terms that may be negotiated in any proposed or actual amended or new BMS Contract, any negotiations with BMS (or the substitute counterparty) directly relating to the BMS Contract or any amendment to the BMS Contract or a new BMS Contract, in each case, regardless of whether or not BMS owns the product covered by the BMS Contract;
         (c) any developments, changes or consequences relating to the process for the possible sale of all or a portion of the business of CMI (the "CMI Business"), including the failure to sell all or any portion of the CMI Business, the level of interest of any parties in pursuing a sale or the value or other terms for a sale indicated by such parties, and the pricing or other terms of any such sale, or the effect of any accounting charges, adjustments and changes ("CMI Changes") set forth in Section 5.3(c) to the Syncor Disclosure Schedule; or (d) the Syncor Disclosure Matter.

    (b) Section 8.3 of the Merger Agreement is hereby amended and supplemented to include the following sentence at the end:

         The "Syncor Disclosure Matter" shall mean (x) the information set forth in the written reports prepared by Ernst & Young LLP; Skadden, Arps, Slate, Meagher & Flom LLP; and PricewaterhouseCoopers LLP relating to Syncor's and its subsidiaries' operations outside of the continental United States, Alaska and Hawaii as disclosed to each of the DOJ, the Commission and Cardinal (or its outside legal counsel),
         (y) any Actions, judgments, settlements, fines, penalties or orders by or before any Governmental Authority, whether existing, pending, threatened or hereafter arising (and including the terms and status thereof), arising from the matters identified in clause (x) above or the disclosure, fiduciary, contractual or other obligations of the Parties and their subsidiaries and their respective directors, officers, employees and representatives relating to the matters identified in clause (x) above, including the Actions listed on Annex II to Amendment No. 2, and (z) any costs, fees and expenses of Syncor or its subsidiaries relating to the investigation of the matters identified in clauses (x) and (y) above; the renegotiation of the Merger Agreement; the solicitation of proxies after December 3, 2002; and any pre-existing indemnity rights of any directors, officers, employees and representatives of Syncor or of any of its subsidiaries in connection with any of the matters identified in clauses (x) and
         (y).

12.      Miscellaneous.

    (a) From and after the date hereof, all references in the Merger Agreement to "this Agreement" shall be deemed to mean the Merger Agreement as amended by Merger Agreement Amendment No. 1 and this Amendment No. 2.

    (b) The section headings in this Amendment No. 2 are intended solely for convenience and shall be given no effect in the construction and interpretation hereof.

    (c) This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof. All actions and proceedings arising out of or relating to this Amendment No. 2 shall be heard and determined in any state or federal court sitting in the State of Delaware.

    (d) This Amendment No. 2 may be executed in counterparts, which together shall constitute one and the same Amendment No. 2. The Parties to this Amendment No. 2 may execute more than one copy of this Amendment No. 2, each of which shall constitute an original.


         IN WITNESS WHEREOF, Cardinal, Subcorp and Syncor have executed this Amendment No. 2 to the Merger Agreement or caused this Amendment No. 2 to the Merger Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                            CARDINAL HEALTH, INC.


                            By  /s/ Brendan A. Ford
                               -------------------------------------------------
                                  Name:  Brendan A. Ford
                                  Title: Executive Vice-President - Corporate
                                          Development


                            Mudhen Merger Corp.


                            By   /s/ Brendan A. Ford
                                 -----------------------------------------------
                                  Name:  Brendan A. Ford
                                  Title: Executive Vice-President - Corporate
                                          Development


                            Syncor International Corporation


                            By  /s/ Robert G. Funari
                                ------------------------------------------------
                                  Name:  Robert G. Funari
                                  Title:   President and Chief Executive Officer

                                                                    Exhibit 10.1

                     [LETTERHEAD OF SYNCOR INTERNATIONAL]

CONFIDENTIAL
                                                          December 3, 2002


Mr. Monty Fu
c/o Gordon Greenberg, Esq.
2049 Century Park East
34th Floor
Los Angeles, CA
90067-3208


Dear Monty:

Set forth below are the terms of certain agreements between you and Syncor International Corporation ("Syncor"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you hereby agree with Syncor as follows:

     1. In order to help facilitate the orderly and timely consummation of the merger contemplated by that certain Agreement and Plan of Merger, dated as of June 14, 2002, among Syncor, Cardinal Health, Inc. ("Cardinal") and a wholly owned subsidiary of Cardinal (as amended from time to time, the "Merger Agreement"), if and to the extent Syncor or any of its subsidiaries pays any penalties in connection with any action brought by the Securities and Exchange Commission (the "SEC") in connection with those matters that are the subject of a continuing investigation (the "Investigation Matters") by the special committee of the board of directors of Syncor, then immediately prior to the consummation of the merger contemplated by the Merger Agreement or at such earlier time as determined by Syncor on at least three days' prior notice to you from Syncor, subject to your obligations under the Voting Agreement (as defined below), you will surrender to Syncor for cancellation shares of common stock of Syncor ("Syncor Shares") having a value (as determined in accordance with paragraph 3 below) equal to the amount of such civil penalties, up to a maximum of $500,000.

     2. In order to help facilitate the orderly and timely consummation of the merger contemplated by the Merger Agreement, if and to the extent Syncor or any of its subsidiaries pays any fines or similar penalties in connection with any action brought by the United States Department of Justice (the "DOJ") in connection with the Investigation Matters, then immediately prior to the consummation of the merger contemplated by the Merger Agreement or at such earlier time as determined by Syncor on at least three days' prior notice to you from Syncor, subject to your obligations under the Voting Agreement, you will surrender to Syncor for cancellation Syncor Shares having a value (as determined in accordance with paragraph 3 below) equal to the amount of such fines or similar penalties, up to a maximum of $2,000,000.

     3. For purposes of paragraphs 1 and 2 above, the Syncor Shares so surrendered shall be valued based on the average closing per share sale price of Syncor Shares on The Nasdaq National Market for the five full trading days ending on the third trading day prior to the payment date of the relevant fine or penalties. If and to the extent all or any portion of the relevant fines or penalties are paid after the effective time of the merger contemplated by the Merger Agreement, you will surrender to Syncor no later than the fifth day following the date of such payment Cardinal common shares into which the Syncor Shares have been converted (in lieu of the surrender of Syncor Shares) having a value equal to the amount of such fines or penalties so paid. Such Cardinal common shares will be valued based on the average closing per share sale price for Cardinal common shares as shown on the New York Stock Exchange Composite Tape for the five full trading days ending on the third trading day prior to the payment date of the relevant fines or penalties.

     4. Upon any surrender of Syncor Shares pursuant to paragraphs 1 and 2 above or Cardinal common shares pursuant to paragraph 3, you will represent to Syncor that you are the sole record and beneficial owner of such Syncor Shares or Cardinal common shares, as the case may be, free and clear of all liens, charges, encumbrances, and voting agreements (other than that certain voting agreement, dated June 14, 2002, between you and Cardinal (the "Voting Agreement")). You hereby represent that you have received a consent letter from Cardinal in the form attached as Exhibit A hereto.

     5. Syncor hereby acknowledges that you may be requested by the DOJ to place approximately $5 million of Syncor Shares (or common shares of Cardinal into which Syncor Shares are converted) in escrow (the "DOJ Escrow") in connection with your discussions with the DOJ. Subject to your obtaining any consent that may be required from Cardinal pursuant to the terms of any agreement between you and Cardinal, including the Voting Agreement, Syncor will not object to the DOJ Escrow.

     6. You hereby agree that, immediately prior to, and subject to, the consummation of the merger contemplated by the Merger Agreement, you will irrevocably waive and forego any and all rights and claims you may have to any payments or benefits of any kind pursuant to (x) Sections 6.1(A), (C) and (D) of that certain Severance Agreement, dated as of August 24, 2001, between you and Syncor (the "Severance Agreement"), and (y) Sections 7.2(a) and 7.3.1 of that certain Employment Agreement, dated as of January 1, 2000, between you and Syncor (the "Employment Agreement"). You hereby agree that, subject to the consummation of the merger contemplated by the Merger Agreement, such waiver will have effect from and after the date of this letter agreement and that you will execute any such further agreement or other instrument as may be reasonably requested by Syncor in connection with such waiver. Syncor hereby acknowledges that nothing in this paragraph 6 or this letter agreement shall be construed as a waiver of any other section of any other agreement except as expressly set forth in this letter agreement. You and Syncor each hereby agree to treat the foregoing waiver of payments and benefits in this paragraph 6 as "payments and benefits that you never received" for tax purposes and that neither you nor Syncor shall take any position on any initial tax return that is inconsistent with such treatment.

     7. Syncor agrees, based on the facts known to it on the date of this letter agreement, that it will not challenge or contest your right to advancement of reasonable expenses incurred by you in connection with the Investigation Matters (or governmental actions or other litigation proceedings relating thereto) pursuant to Article VI,
          Section 4 of Syncor's By-laws and Section 7 of that certain Indemnitee Agreement, dated as of June 20, 1996, between you and Syncor (the "Indemnitee Agreement"). You hereby acknowledge that any such advances by Syncor would be made in advance of the final disposition of such matters. In consideration for any such advances, you will undertake in writing to promptly repay to Syncor the full amount of expenses so advanced if it shall ultimately be determined that you are not entitled to be indemnified by Syncor as authorized in each of Section 145 of the Delaware General Corporation Law,
          Article VI of Syncor's By-laws and the Indemnitee Agreement. Nothing herein shall prejudice, or be considered a waiver of, the rights of Syncor or any of its subsidiaries to contest your entitlement to (x) indemnification under Syncor's By-laws, the Indemnitee Agreement, the governing documents of any subsidiary of Syncor, or otherwise, or (y) further advancement of expenses under Syncor's By-laws, the Indemnitee Agreement and the governing documents of any subsidiary of Syncor (in the case of (y), based on information learned by Syncor following the date of this letter agreement).

     8. You and Syncor agree that immediately prior to the effective time of the merger contemplated by the Merger Agreement, you will cease to be an officer and/or employee of Syncor and any of its subsidiaries and you will resign as a director of Syncor and any of its subsidiaries. Notwithstanding the previous sentence, each of you and Syncor (and its subsidiaries) reserve any and all rights in respect of, and nothing shall prejudice the rights of you and Syncor in respect of, (x) such ceasing and resignation, including, without limitation, the reasons therefor and characterizations thereof, and
          (y) taking any further action in respect of your status as an officer, director and/or employee of Syncor and any of its subsidiaries.

     9. By entering into this letter agreement, Syncor hereby acknowledges that you are not hereby admitting liability for any matters, including (1) the Investigation Matters, (2) a Criminal Information to be filed against Syncor Taiwan, Inc. in the United States District Court for the Central District of California, (3) any action commenced by the SEC, or (4) any of the class action or stockholder derivative lawsuits that have been or may be filed against Syncor, its subsidiaries or any of its officers, directors, employees or agents, including yourself. You acknowledge that Syncor (and its subsidiaries) reserve any and all rights in respect of, and nothing shall prejudice or be deemed a waiver of any rights of Syncor (and its subsidiaries) in respect of, any of the matters set forth in the preceding sentence. You and Syncor hereby agree that neither this letter agreement nor any of the terms herein shall be used against either you or Syncor in a proceeding of any kind, except one in which the terms of this letter agreement are the subject of such proceeding. Without limiting the foregoing, you hereby agree that you will not assert, in any proceeding or otherwise, that this letter agreement or any of the terms hereof were entered into in connection with or in anticipation of a "Change in Control" for purposes of the Severance Agreement, nor will you assert that the provisions set forth in paragraph 8 of this letter agreement were at the request or direction of any party other than Syncor. You and Syncor agree that the inclusion in this letter agreement of the provisions of paragraph 8 shall not constitute a resignation or termination of your employment for purposes of the Severance Agreement or the Employment Agreement.

     10. You and Syncor each hereby represent that you or it have the necessary power and authority to enter into this letter agreement. Assuming the due authorization, execution and delivery by other party, this letter agreement is the legal, valid and binding agreement of you or Syncor, as applicable, and is enforceable against you or Syncor, as applicable, in accordance with its terms.

     11. You and Syncor each hereby agree that Sections 6 and 8 of this letter agreement shall automatically terminate in the event that the merger contemplated by the Merger Agreement is not consummated on or prior to March 21, 2003 (or such later date as may be agreed by Syncor and Cardinal to replace March 21, 2003 in Section 7.1(c) of the Merger Agreement in any amendment from time to time to the Merger Agreement).

     12. You and Syncor each hereby agree that damages are an inadequate remedy for the breach by you or Syncor of any term or condition of this letter agreement, and that you and Syncor shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce the agreements in this letter agreement against the breaching party.

     13. This letter agreement shall be governed by the laws of the State of Delaware.

     14. The rights and liabilities of the parties hereto shall bind and inure to the benefit of their respective successors, heirs, executors, administrators, transferees and assigns, as the case may be, and each of the parties hereto and their respective legal representative shall take any and all reasonable actions necessary to obtain and deliver to the other party the written confirmation from such successor, assignee or transferee that he is bound by the terms of this letter agreement.

     15. You and Syncor hereby acknowledge that they have consulted with their respective counsel with respect to the terms of this letter agreement.

Please indicate your agreement with the terms of this letter agreement by executing this letter agreement where indicated below and by returning one original executed copy of this letter to the attention of our counsel, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, Attention: Paul T. Schnell, Esq.

                           Very truly yours,
                           SYNCOR INTERNATIONAL CORPORATION


                           By: /s/ Robert G. Funari
                               -------------------------------------------------
                               Name:  Robert G. Funari
                               Title:  President and Chief Executive Officer

Agreed to as of the date set forth above:
MONTY FU
/s/ Monty Fu
-----------------------------------------